                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 28, 2005

                              Home Federal Bancorp
             (Exact Name of Registrant as Specified in Its Charter)

      Indiana                         000-18847               35-1807839
(State or Other Jurisdiction   (Commission File Number)   (IRS Employer
 of Incorporation)                                         Identification No.)

  501 Washington Street, Columbus, Indiana                       47201
  (Address of Principal Executive Offices)                     (Zip Code)

                                  (812) 522-1592
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_____  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

_____  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

_____  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

_____  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement

         On March 28, 2005, the Board of Directors of Home Federal Bancorp (the
"Company") considered and approved increases in certain fees paid to directors.
The fee paid for attendance at a regular meeting of the Board was increased from
$500 to $550 and the fee for attending a meeting of a Board committee on which a director serves was increased from $225 to $250. In addition, the additional amount paid each quarter to the director serving as chairman of the audit committee was increased from $1,000 to $2,000.

         The Board of Directors also amended the Company's 1993 Stock Option
Plan, 1995 Stock Option Plan, 1999 Stock Option Plan and 2001 Stock Option Plan
(the "Plans") on March 28, 2005 to delete the prohibition on exercising an option within six months of the date of grant. The form of option agreement for grants under the Plans also was amended to reflect the change. Copies of the amendments and the amended form of option agreement are attached as exhibits to this Current Report on Form 8-K.

         Subsequent to the amendment of the Plans, the Board granted on March
28, 2005 non-qualified options under the Plans for 10,000 shares at an exercise price of $25.23 per share to each of John K. Keach, Jr., Lawrence E. Welker, S.
Elaine Pollert and Charles R. Farber. These options have terms of ten years and are exercisable in full upon grant.

Item 9.01.        Financial Statement and Exhibits

(c) Exhibits.

       EXHIBIT NO.                         DESCRIPTION
           10.1      Amendments to the Home Federal Bancorp 1993 Stock
                     Option Plan, 1995 Stock Option Plan, 1999 Stock Option
                     Plan and 2001 Stock Option Plan

           10.2      Amended Form of Non-Qualified Stock Option Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

         Date: April 1, 2005            HOME FEDERAL BANCORP

                                          By:/s/ Lawrence E. Welker
                                             Lawrence E. Welker
                                             Executive Vice President and Chief
                                             Financial Officer

                                      -  2  -

                              EXHIBIT INDEX

 EXHIBIT NO.                      DESCRIPTION                          LOCATION
    10.1      Amendments to 1993 Stock Option Plan, 1995               Attached
              Stock Option Plan, 1999 Stock Option Plan
              and 2001 Stock Option Plan

    10.2      Amended Form of Non-Qualified Stock Option Agreement     Attached

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